UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2025

HF FOODS GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware State or other Jurisdiction of incorporation )	001-38180 (Commission File No.)	81-2717873 (IRS Employer Identification No)

6325 South Rainbow Boulevard, Suite 420 Las Vegas, Nevada (Address of principal executive offices)	89118 (Zip Code)

Registrant’s telephone number, including area code: (888)-905-0998

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	HFFG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of a Security Holders.

On June 3, 2025, the Company held its annual meeting of stockholders (the “Annual Meeting”). A total of 47,833,810 shares, or 91% of the Company’s common stock issued and outstanding and entitled to vote as of April 7, 2025, the record date, were present in person or represented by proxy at the Annual Meeting, constituting a quorum.

The final voting results for each proposal considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 14, 2025 (the “Proxy Statement”), are set forth below.

Proposal 1 – Director Election Proposal

The stockholders elected Xi “Felix” Lin, Maria Ross and Richard Diaz to serve as directors on the Company’s Board of Directors, each for a term expiring at the Company’s 2026 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their respective deaths, resignations or removals.

The final voting results for the Director Election Proposal were as follows:

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Xi “Felix” Lin	33,004,372	6,529,025	123	8,300,290
Maria Ross	30,068,624	9,241,768	223,128	8,300,290
Richard Diaz	30,126,604	9,183,426	223,490	8,300,290

Proposal 2 – Auditor Ratification Proposal

The appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was ratified by the stockholders.

The final voting results for the Auditor Ratification Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,351,812	400,483	81,518	0

Proposal 3 – Say-on-Pay Proposal

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

The final voting results for the Say-on-Pay Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,365,389	5,078,354	89,777	8,300,290

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FOODS GROUP INC.

Date: June 6, 2025	/s/ Cindy Yao
Cindy Yao
Chief Financial Officer